UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2017

LONG ISLAND ICED TEA CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37808	47-2624098
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

116 Charlotte Avenue, Hicksville, NY 11801

(Address of Principal Executive Offices) (Zip Code)

(855) 542-2832

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

On June 14, 2017, the board of directors of Long Island Iced Tea Corp. (the “Company”), in accordance with its previously disclosed plan, appointed Peter Dydensborg as Vice President of Market Development & Sales of the Company. In connection with his appointment, Mr. Dydensborg ceased to be the Chief Operating Officer of the Company. His duties as Chief Operating Officer will be taken on by Philip Thomas and Julian Davidson, the Company’s Chief Executive Officer and Executive Chairman, respectively.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2017

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name:	Philip Thomas
Title:	Chief Executive Officer

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